UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2022

MRC GLOBAL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35479	20-5956993
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1301 McKinney Street, Suite 2300

Houston, Texas 77010

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (877) 294-7574

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	MRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of MRC Global Inc. (the “Company”) was held on Thursday, May 5, 2022, as a virtual, on-line meeting. The results of the matters submitted to a vote of the stockholders at the meeting are set forth in the immediately following table below. Pursuant to Delaware law and the Company’s By-Laws, broker non-votes are not considered votes cast and do not affect the outcome of the votes. In addition, abstentions are also not considered votes cast for any of the matters submitted to a vote of stockholders. Therefore, only votes for and against each matter are included in the percentages below.

Item I. Election of Directors. Stockholders elected each of the persons named below as Directors to hold office until the 2023 annual meeting of stockholders, or until their successors are elected and qualified, or their earlier retirement, removal or death:

	FOR	% FOR	WITHHELD	% WITHHELD	BROKER NON-VOTES
Deborah G. Adams	85,313,253	94.45	5,012,346	5.55	5,537,088
Leonard M. Anthony	86,882,596	96.19	3,443,003	3.81	5,537,088
George John Damiris	88,632,874	98.13	1,692,725	1.87	5,537,088
Barbara J. Duganier	88,059,476	97.49	2,266,123	2.51	5,537,088
Ronald L. Jadin	88,725,768	98.23	1,599,831	1.77	5,537,088
Dr. Cornelis A. Linse	87,285,530	96.63	3,040,069	3.37	5,537,088
Robert J. Saltiel, Jr.	89,753,722	99.37	571,877	0.63	5,537,088
Robert L. Wood	89,450,412	99.03	875,187	0.97	5,537,088

Item II. Advisory Vote to Approve Executive Compensation. The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as set forth in the immediately following table:

Votes Cast For:	76,590,300	84.83%
Votes Cast Against:	13,700,624	15.17%
Abstentions:	34,675
Broker Non-Votes:	5,537,088

Item III. Approval of Amendment to the 2011 Omnibus Incentive Plan, as amended. The stockholders approved the Amendment to the 2011 Omnibus Incentive Plan, as amended, as follows:

Votes Cast For:	86,284,099	95.52%
Votes Cast Against:	3,963,217	4.39%
Abstentions:	78,283	0.09%
Broker Non-Votes:	5,537,088

Item IV. Ratification of the Appointment of Ernst & Young LLP as Independent Auditors. The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered accounting firm for the year ending December 31, 2022 as set forth in the immediately following table:

Votes Cast For:	95,511,553	99.64%
Votes Cast Against:	340,989	0.36%
Abstentions:	10,145
Broker Non-Votes:	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2022

MRC GLOBAL INC.

By:	/s/ Daniel J. Churay
Daniel J. Churay
Executive Vice President – Corporate Affairs, General Counsel and Corporate Secretary

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